                                                                   Exhibit 10(c)

                                                                  CONFORMED COPY


                                   AMENDMENT
                              TO CREDIT AGREEMENT


     This AMENDMENT, dated as of February 23, 2001 (this "Amendment"), is made to that certain FIVE-YEAR SECOND AMENDED AND RESTATED COMPETITIVE ADVANCE AND REVOLVING CREDIT FACILITY AGREEMENT, dated as of February 25, 2000 (the "Credit Agreement"), among TEXAS UTILITIES COMPANY, a Texas corporation doing business as TXU Corp. ("TXU"); TXU ELECTRIC COMPANY, a Texas corporation and a wholly owned subsidiary of TXU ("TXU Electric"), and TXU GAS COMPANY, a Texas corporation and a wholly owned subsidiary of TXU ("TXU Gas" and, together with TXU and TXU Electric, the "Borrowers", and each individually, a "Borrower"); the Lenders party thereto (the "Lenders"); and THE CHASE MANHATTAN BANK ("Chase"), as Competitive Advance Facility Agent (in such capacity, the "CAF Agent"), as administrative agent for the Lenders (in such capacity, the "Administrative Agent"; and, together with the CAF Agent, the "Agents") and as fronting bank for the Letters of Credit issued thereunder (in such capacity, the "Fronting Bank").

                            PRELIMINARY STATEMENT:

     The Borrowers, the Lenders, the Agents and the Fronting Bank previously entered into the Credit Agreement. The Borrowers have requested that the Lenders, the Agents and the Fronting Bank agree to the amendment of the Credit Agreement as set forth herein and the Lenders, the Agents and the Fronting Bank have agreed to such request, subject to the terms and conditions of this Amendment. Therefore, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

     SECTION 1. Definitions. Capitalized terms used but not defined herein have the meanings assigned to such terms in the Credit Agreement.

     SECTION 2. Amendments. Subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, the Credit Agreement is hereby amended as follows:

     (a)  The definition of "Facility A Credit Agreement" set forth in Section
1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

          "Facility A Credit Agreement" shall mean the 364-Day Competitive Advance and Revolving Credit Facility Agreement, dated as of February 23, 2001, among the Borrowers and certain other parties named therein, as amended, modified or supplemented from time to time.

     (b) The definition of "LC Commitment Amount" set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

          "LC Commitment Amount" shall mean $500,000,000.

     (c) The definition of "U.K. Facility Agreement" set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

          "U.K. Facility Agreement" shall mean the Facilities Agreements, dated August 23, 2000, with respect to a (Pounds)750 million term facility, a (Pounds)325 million revolving credit facility and a (Pounds)300 million revolving credit facility, among TXU Europe Limited, the lenders parties thereto and certain other parties named therein, as amended, modified or supplemented from time to time.

     (d) Clause (iii) of Section 2.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

          (iii) unless and until the TXU Electric Approval Date shall have occurred, at no time shall the sum of (x) the outstanding aggregate principal amount of all Loans made to TXU Electric plus (y) the outstanding aggregate principal amount of all "Loans" under and as defined in the Facility A Credit Agreement made to TXU Electric plus (z) the aggregate amount of LC Outstandings for the account of, or owing by, TXU Electric exceed $2,000,000,000,

     (e) Section 3.14 ("Year 2000 Compliance") and all references thereto are deleted.

     SECTION 3. Conditions of Effectiveness. Section 2 of this Amendment shall become effective as of the date first set forth above (the "Amendment Date") when each of the following conditions shall have been fulfilled:

          (i) the Agents, the Fronting Bank, the Required Lenders and the Borrowers shall each have executed and delivered to the Administrative Agent a counterpart of this Amendment;

          (ii) the following statements shall be true and correct and the Administrative Agent shall have received a certificate of a duly authorized officer of TXU, dated the Amendment Date and in sufficient copies for each Lender, stating that:

               (A) the representations and warranties of each Borrower set forth in Section 4 hereof are true and correct on and as of the Amendment Date as though made on and as of such date; and

               (B) no event has occurred and is continuing that constitutes a Default or an Event of Default;

          (iii) the Administrative Agent shall have received the following, each dated the Amendment Date, in form and substance satisfactory to the Administrative Agent and in sufficient copies for each Lender:

               (A) certified copies of the resolutions of the Board of Directors of each of the Borrowers approving the execution and delivery by such Borrower of this Amendment and the performance by such Borrower of its obligations under the Credit Agreement as amended hereby, and of all documents evidencing other necessary corporate action with respect to the execution and delivery by such Borrower of this Amendment and the performance by such Borrower of its obligations under the Credit Agreement as amended hereby;

               (B) a certificate of the Secretary or an Assistant Secretary of each of the Borrowers certifying:

                    (1) the names, true signatures and incumbency of the officers of such Borrower authorized to sign this Amendment; and

                    (2) that neither the certificate of incorporation (or comparable charter document) nor the bylaws of such Borrower have been amended, supplemented or otherwise modified since February 25, 2000 or, if either such document has been amended, supplemented or modified since such date, that attached thereto is a true, correct and complete copy of such document as of the Amendment Date;

               (C) a certificate of a Responsible Officer of each Borrower certifying that all actions, consents, authorizations or approvals of, registrations or filings with, or other actions by, any Governmental Authority required in connection with the execution and delivery by such Borrower of this Amendment and the performance by such Borrower of its obligations under the Credit Agreement as amended hereby have been obtained and are in full force and effect and that a true, correct and complete copy of each such consent, authorization, approval and filing is attached thereto;

               (D) favorable opinions of counsel for the Borrowers as to such matters as the Administrative Agent may reasonably request; and

               (E) such other approvals, opinions and documents as any Lender, through the Administrative Agent, may reasonably request.

     SECTION 4. Representations and Warranties. Each Borrower represents and warrants that (a) the representations and warranties contained in Article III of the Credit Agreement (with each reference therein to "this Agreement", "hereunder" and words of like import referring to the Credit Agreement being deemed to be a reference to this Amendment and the Credit Agreement as amended hereby) are true and correct on and as of the Amendment Date as though made on and as of such date, and (b) no event has occurred and is continuing, or would result from the execution and delivery of this Amendment, that constitutes a Default or an Event of Default.

     SECTION 5. Effect on the Credit Agreement. Except as specifically provided above, the Credit Agreement shall continue to be in full force and effect and is hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders, the Agents or the Fronting Bank under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement.

     SECTION 6. Costs, Expenses and Taxes. The Borrowers agree jointly and severally to pay on demand all costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto, and all costs and expenses (including, without limitation, counsel fees and expenses), if any, in connection with the enforcement (whether through negotiations, legal proceedings or otherwise) of this Amendment or such other instruments and documents. In addition, the Borrowers agree jointly and severally to pay any and all stamp and other taxes payable or determined to be payable in connection with the execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, and agree jointly and severally to save the Agents, the Fronting Bank and the Lenders harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes.

     SECTION 7. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

     SECTION 8. Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of the New York.

                        [Signature pages to follow.]

                         TXU CORP.



                         By     /s/ Kirk R. Oliver
                           ---------------------------------
                         Name:  Kirk R. Oliver
                         Title: Treasurer and Assistant Secretary

                         TXU ELECTRIC COMPANY


                         By     /s/ Laura Conn
                           ---------------------------------
                         Name:  Laura Conn
                         Title: Treasurer and Assistant Secretary

                         TXU GAS COMPANY


                         By     /s/ Laura Conn
                           ---------------------------------
                         Name:  Laura Conn
                         Title: Treasurer and  Assistant Secretary

                         THE CHASE MANHATTAN BANK,
                         individually and as Administrative Agent, Competitive Advance Facility Agent and Fronting Bank


                         By     /s/ Robert W. Traband
                           ---------------------------------
                         Name:  Robert W. Traband
                         Title: Vice President

                         ABN AMRO BANK N.V.


                         By     /s/ Kevin S. McFadden
                           ---------------------------------
                         Name:  Kevin S. McFadden
                         Title: Group Vice President



                         By     /s/ Jeffrey Dodd
                           ---------------------------------
                         Name:  Jeffrey Dodd
                         Title: Group Vice President

                         THE BANK OF TOKYO-MITSUBISHI, LTD.


                         By     /s/ John M. Mearns
                           ---------------------------------
                         Name:  John M. Mearns
                         Title: Vice President and Manager

                         BNP PARIBAS


                         By     /s/ Mark A. Renaus
                           ---------------------------------
                         Name:  Mark A. Renaud
                         Title: Director


                         By     /s/ Andrew S. Platt
                           ---------------------------------
                         Name:  Andrew S. Platt
                         Title: Vice President

                         [This page intentionally left blank]

                         BAYERISCHE LANDESBANK GIROZENTRALE,
                         CAYMAN ISLANDS BRANCH


                         By     /s/ Peter Obermann
                           ---------------------------------
                         Name:  Peter Obermann
                         Title: Senior Vice President



                         By     /s/ Sean O'Sullivan
                           ---------------------------------
                         Name:  Sean O'Sullivan
                         Title: Vice President

                         [This page intentionally left blank]

                         CITIBANK, NA


                         By     /s/ Sandip Sen
                           ---------------------------------
                         Name:  Sandip Sen
                         Title: Managing Director and Vice President

                         COMMERZBANK AG, NEW YORK AND GRAND CAYMAN BRANCHES


                         By     /s/ W. David Suttles
                           ---------------------------------
                         Name:  W. David Suttles
                         Title: Vice President



                         By     /s/ Subash R. Viswanathan
                           ---------------------------------
                         Name:  Subash R. Viswanathan
                         Title: Senior Vice President

                         CREDIT LYONNAIS NEW YORK BRANCH


                         By     /s/ Phillippe Soustra
                           ---------------------------------
                         Name:  Phillippe Soustra
                         Title: Senior Vice President

                         CREDIT SUISSE FIRST BOSTON


                         By     /s/ Jay Chall
                           ---------------------------------
                         Name:  Jay Chall
                         Title: Director



                         By     /s/ Lalita Advani
                           ---------------------------------
                         Name:  Lalita Advani
                         Title: Assistant Vice President

                         THE DAI-ICHI KANGYO BANK, LTD.


                         By     /s/ Andreas Pantelli
                           ---------------------------------
                         Name:  Andreas Pantelli
                         Title: Senior Vice President

                         DANSKE BANK A/S


                         By     /s/ Dennis T. Shugrue
                           ---------------------------------
                         Name:  Dennis T. Shugrue
                         Title: Assistant Vice President

                         By     /s/ John A. O'Neill
                           ---------------------------------
                         Name:  John A. O'Neill
                         Title: Vice President

                         DEUTSCHE BANK AG, NEW YORK AND/OR CAYMAN ISLANDS
                         BRANCHES


                         By     /s/ Joel Makowsky
                           ---------------------------------
                         Name:  Joel Makowsky
                         Title: Vice President



                         By     /s/ Hans C. Narberhau
                           ---------------------------------
                         Name:  Hans C. Narberhau
                         Title: Vice President

                         [This page intentionally left blank]

                         FIRST UNION NATIONAL BANK


                         By     /s/ Joe K. Dancy
                           ---------------------------------
                         Name:  Joe K. Dancy
                         Title: Vice President

                         GUARANTY FEDERAL BANK, FSB


                         By     /s/ Jim R. Hamilton
                           ---------------------------------
                         Name:  Jim R. Hamilton
                         Title: Vice President

                         THE INDUSTRIAL BANK OF JAPAN, LIMITED
                         NEW YORK BRANCH


                         By     /s/ Michael N. Oakes
                           ---------------------------------
                         Name:  Michael N. Oakes
                         Title: Senior Vice President, Houston Office

                         KBC BANK N.V.


                         By     /s/ Jean-Pierre Diels/Patrick A. Janssens
                           ----------------------------------------------
                         Name:  Jean-Pierre Diels/Patrick A. Janssens
                         Title: First Vice President and Vice President

                         LEHMAN COMMERCIAL PAPER INC.


                         By     /s/ G. Andrew Keith
                           ---------------------------------
                         Name:  G. Andrew Keith
                         Title: Authorized Signatory

                         LLOYDS TSB BANK PLC


                         By     /s/ Windsor R. Davies
                           ---------------------------------
                         Name:  Windsor R. Davies
                         Title: Director, Corporate Banking, USA



                         By     /s/ David Rodway
                           ---------------------------------
                         Name:  David Rodway
                         Title: Assistant Director

                         MELLON BANK, N.A.


                         By     /s/ Roger E. Howard
                           ---------------------------------
                         Name:  Roger E. Howard
                         Title: Vice President

                         [This page intentionally left blank]

                         NATIONAL AUSTRALIA BANK LIMITED
                         A.C.N. 004044937


                         By     /s/ Frank J. Campiglia
                           ---------------------------------
                         Name:  Frank J. Campiglia
                         Title: Vice President

                         THE ROYAL BANK OF SCOTLAND PLC


                         By     /s/ Clark McGrin
                           ---------------------------------
                         Name:  Clark McGrin
                         Title: Senior Vice President

                         [This page intentionally left blank]

                         SOCIETE GENERALE


                         By     /s/ David Bird
                           ---------------------------------
                         Name:  David Bird
                         Title: Vice President

                         [This page intentionally left blank]

                         THE SUMITOMO BANK LIMITED


                         By     /s/ C. Michael Garrido
                           ---------------------------------
                         Name:  C. Michael Garrido
                         Title: Senior Vice President

                         TORONTO DOMINION (TEXAS), INC.


                         By     /s/ Mark A. Baird
                           ---------------------------------
                         Name:  Mark A. Baird
                         Title: Vice President

                         WESTDEUTSCHE LANDESBANK GIROZENTRALE,
                         NEW YORK BRANCH


                         By     /s/ Duncan M. Robertson
                           ---------------------------------
                         Name:  Duncan M. Robertson
                         Title: Director



                         By     /s/ Anthony Alessandro
                           ---------------------------------
                         Name:  Anthony Alessandro
                         Title: Manager

                         THE BANK OF NEW YORK


                         By     /s/ Nathan S. Howard
                           ---------------------------------
                         Name:  Nathan S. Howard
                         Title: Vice President

                         FLEET NATIONAL BANK


                         By     /s/ Robert Lanigan
                           ---------------------------------
                         Name:  Robert Lanugan
                         Title: Managing Director

                         BANCA NAZIONALE DEL LAVORO  S.p.A.
                         NEW YORK BRANCH


                         By     /s/ Carlo Vecchi
                           ---------------------------------
                         Name:  Carlo Vecchi
                         Title: Senior Vice President



                         By     /s/ Robert Mancone
                           ---------------------------------
                         Name:  Robert Mancone
                         Title: Vice President

                         THE CHASE MANHATTAN BANK


                         By     /s/ Robert W. Traband
                           ---------------------------------
                         Name:  Robert W. Traband
                         Title: Vice President

                         UBS AG, STAMFORD BRANCH

                         By     /s/ Dorothy L. McKinley
                           ---------------------------------
                         Name:  Dorothy L. McKinley
                         Title: Director


                         By     /s/ Lynne B. Alfarone
                           ---------------------------------
                         Name:  Lynne B. Alfarone
                         Title: Associate Director

                         BANK OF AMERICA, N.A.


                         By     /s/ Michelle A. Schoenfeld
                           ---------------------------------
                         Name:  Michelle A. Schoenfeld
                         Title: Vice President

                         THE FUJI BANK, LIMITED


                         By     /s/ Shinichiro Kuruma
                           ---------------------------------
                         Name:  Shinichiro Kuruma
                         Title: Vice President & Manager

                         BANK ONE, NA


                         By     /s/ Sean Drinan
                           ---------------------------------
                         Name:  Sean Drinan
                         Title: Director